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                                                                     Exhibit 5.1



                        CONSENT OF INDEPENDENT AUDITORS


The Sponsor, Trustee and Unit Holders of Equity Focus Trusts, S.T.A.R.T.2001 Series


We consent to the use of our report dated January 16, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.


                                                             /s/ KPMG LLP



New York, New York
January 16, 2001